                                   SECOND AMENDMENT


         SECOND AMENDMENT, dated as of June 7, 1996 (this "AMENDMENT"), to the Credit Agreement, dated as of July 19, 1994 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among AFTERMARKET TECHNOLOGY CORP., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS") and CHEMICAL BANK, a New York banking corporation, as agent (in such capacity, the "AGENT").


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

         WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

         WHEREAS, King-O-Matic Industries Limited ("KING-O-MATIC") and Mascot Truck Parts, Inc. ("MASCOT; together with King-O-Matic, the "CANADIAN SUBSIDIARIES") are Subsidiaries of the Borrower; and

         WHEREAS, the Borrower has requested that the Lenders and the Agent agree to amend certain provisions of the Credit Agreement, and the Lenders and the Agent are agreeable to such request upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Company, the Lenders and the Agent hereby agree as follows:

         1.   DEFINITIONS.  All terms defined in the Credit
Agreement shall have such defined meanings when used herein unless otherwise defined herein. Subsection 1.1 of the Credit Agreement is hereby amended to add thereto the following definition: "`CANADIAN SUBSIDIARIES': the collective reference to Mascot Truck Parts, Inc. and King-O-Matic Industries Limited."

         2. AMENDMENT OF SUBSECTION 8.2. (a) Subsection 8.2 of the Credit Agreement is hereby amended by inserting the words "and the Canadian Subsidiaries" after the word "Borrower" in clause (g) thereof and adding at the end of such clause (g) the following:

         ", PROVIDED, that the portion thereof constituting Indebtedness of the Canadian Subsidiaries shall not at any time exceed an aggregate principal amount outstanding equivalent at such time to $2,750,000 (U.S. Dollars)."

         3. AMENDMENT OF SUBSECTION 8.3. (a) Subsection 8.3 of the Credit Agreement is hereby amended by removing the word "and" at the end of paragraph
(i), removing the period at the end of paragraph (j), and adding thereafter the following:

    "and

         (k) Liens on accounts and inventory of the Canadian Subsidiaries securing Indebtedness of the Canadian Subsidiaries incurred under paragraph
    (g) of subsection 8.2 in an aggregate principal amount outstanding at any time not to exceed an amount equivalent at such time to $2,500,000 (U.S. Dollars)."

         4. RESTRICTIONS ON INVESTMENTS, MERGERS, ETC.. Notwithstanding any other provision in the Credit Agreement to the contrary, (a) the Borrower and its Subsidiaries (except the Canadian Subsidiaries) shall not be permitted to make any advance, loan, extension of credit or capital contribution to, or make any other investment in, or assume or suffer to exist any Guarantee Obligation in favor or for the benefit of, either Canadian Subsidiary, PROVIDED that the Borrower and its Subsidiaries shall be permitted to make any of the foregoing that, but for the provisions of this Amendment, they otherwise would have been permitted to make if and to the extent that the aggregate principal amount of all such advances, loans, investments and other such obligations does not exceed at any time an amount equivalent at such time to $2,500,000 (U.S. Dollars) outstanding (excluding any investment made prior to the date hereof and evidenced by the capital stock of any Canadian Subsidiary held by the Borrower on the date hereof); and (b) references in clauses (i) and (ii) of subsection
8.5 of the Credit Agreement to any Subsidiary of the Borrower shall be deemed to be references to Subsidiaries of the Borrower other than the Canadian Subsidiaries.

         5. RELEASE OF PLEDGED COLLATERAL. The Agent hereby releases the security interests in the assets covered or to be covered by the Liens permitted under subsection 8.3(k), and agrees to execute such filings as may reasonably be requested by the Borrower to terminate any filings evidencing such Liens, all at the expense of the Borrower, and the Lenders hereby authorize the Agent to do all of the foregoing.

         6. REPRESENTATIONS; NO DEFAULT. On and as of the date hereof, and after giving effect to this Amendment, the Company confirms, reaffirms and restates that the representations and warranties set forth in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects, PROVIDED that the references to the Credit Agreement therein shall be deemed to be references to this Amendment and to the Credit Agreement as amended by this Amendment.

         7. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on and as of the date (the "AMENDMENT EFFECTIVE DATE") that the Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Borrower, the Agent, and the Required Lenders, along with the written consent of each Subsidiary Guarantor in the form attached hereto.

         8. LIMITED AMENDMENT. Except as expressly waived and amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

         9. COSTS AND EXPENSES. The Company agrees to pay or reimburse the Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, and the consummation of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of its counsel.

         10. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         11.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                  AFTERMARKET TECHNOLOGY CORP.


                                  By:
                                     -------------------------
                                     Title:

                                  CHEMICAL BANK, as Agent and as a Lender


                                  By:
                                     -------------------------
                                     Title:

                                  HELLER FINANCIAL, INC.


                                  By:
                                     -------------------------
                                     Title:

                                  THE CIT GROUP/BUSINESS CREDIT, INC.


                                  By:
                                     -------------------------
                                     Title:

                                       CONSENT

    Each of the undersigned Parent and Subsidiary Guarantors hereby consents and agrees to the provisions of the foregoing Amendment, and hereby affirms that upon the effectiveness of the foregoing Amendment, each Loan Document to which it is a party shall continue to be, and shall remain, in full force and effect.



                                  AFTERMARKET TECHNOLOGY HOLDINGS CORP.


                                  By:
                                     -------------------------
                                     Title:


                                  RPM MERIT, INC.


                                  By:
                                     -------------------------
                                     Title:


                                  AARON'S AUTOMOTIVE PRODUCTS, INC.


                                  By:
                                     -------------------------
                                     Title:


                                  MAMCO CONVERTERS, INC.


                                  By:
                                     -------------------------
                                     Title:


                                  H.T.P., INC.


                                  By:
                                     -------------------------
                                     Title:

                                  KING-O-MATIC INDUSTRIES LIMITED


                                  By:
                                     -------------------------
                                     Title:


                                  MASCOT TRUCK PARTS, INC.


                                  By:
                                     -------------------------
                                     Title:


                                  CRS HOLDINGS CORP.


                                  By:
                                     -------------------------
                                     Title:


                                  COMPONENT REMANUFACTURING
                                  SPECIALISTS, INC.


                                  By:
                                     -------------------------
                                     Title: